Exhibit 99.77(q)(1)

Item 77Q-1 – Exhibits

(e)(1)	Amended and Restated Investment Management Agreement between Voya Investments, LLC and Voya Intermediate Bond Portfolio dated November 18, 2014, as amended and restated on May 1, 2015 – Filed herein.